Exhibit 99.1

1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03JGIE + + Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Special Meeting Proxy Card A The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. 1. To approve the issuance of Home common stock in the merger as contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 15, 2021, as amended on October 18, 2021 and November 8, 2021, and as it may be further amended from time to time, by and among Home BancShares, Inc., Centennial Bank, HOMB Acquisition Sub III, Inc., Happy Bancshares, Inc. and Happy State Bank (the “Share Issuance Proposal”). 2. To approve an amendment to Home’s Restated Articles of Incorporation, as amended, to increase the maximum size of Home’s board of directors from not more than 15 persons to not more than 17 persons (the “Number of Directors Proposal”). For Against Abstain 3. To approve one or more adjournments of the Home special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Share Issuance Proposal (the “Home Adjournment Proposal”). For Against Abstain 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 5 1 9 9 5 6 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/HOMB or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/HOMB Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Votes submitted electronically must be received by December 15, 2021 at 1:00 A.M., Central Standard Time. Your vote matters — here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/HOMB Proxy — HOME BANCSHARES, INC. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q C Non-Voting Items + + Change of Address — Please print new address below. 719 Harkrider Street, Suite 100 Conway, Arkansas 72032 (501) 339-2929 www.homebancshares.com THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 15, 2021 The undersigned constitutes and appoints Brian S. Davis and Jennifer C. Floyd or either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock of Home BancShares, Inc. which the undersigned is entitled to vote at the Special Meeting of shareholders of the Company to be held on December 15, 2021, at 1:00 p.m. (CST) at the Home BancShares corporate office, located at 719 Harkrider Street, Conway, Arkansas 72032, for the purposes stated on the reverse side. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. YOUR VOTE IS IMPORTANT PLEASE COMPLETE, DATE AND SIGN YOUR PROXY AND RETURN IT WITHOUT DELAY IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIAL FOR THE SPECIAL MEETING TO BE HELD ON DECEMBER 15, 2021: The Notice of Meeting, Joint Proxy Statement/Prospectus (including the Agreement and Plan of Merger) and Proxy Card are available at www.envisionreports.com/HOMB